                                                                    Exhibit 10.6

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "AGREEMENT") is made and entered into as of
December 28,  2004  by  ENCLAVES  GROUP,  INC.,   a  Delaware  corporation  (the
"COMPANY");  CORNELL CAPITAL PARTNERS,  LP, a Delaware limited  partnership (the
"INVESTOR"); and DAVID GONZALEZ, ESQ. (the "ESCROW AGENT").

                                   BACKGROUND

         WHEREAS,  the  Company and the  Investor  have  entered  into a Standby
Equity Distribution  Agreement (the "STANDBY EQUITY DISTRIBUTION  AGREEMENT") of
even date  herewith,  pursuant to which the Investor will purchase the Company's
Common Stock,  par value $0.001 per share (the "COMMON  STOCK"),  at a price per share equal to the Purchase Price, as that term is defined in the Standby Equity
Distribution  Agreement,  for an aggregate purchase price of up to Forty Million
Dollars  ($40,000,000).  The Standby Equity Distribution Agreement provides that on each Advance Date, as that term is defined in the Standby Equity Distribution
Agreement, the Investor shall deposit the Advance pursuant to the Advance Notice
(as such terms are defined in the Standby Equity Distribution  Agreement of even date herewith) in a segregated escrow account to be held by Escrow Agent and the
Company shall  deposit  shares of the  Company's  Common  Stock,  which shall be purchased  by the  Investor  as set  forth in the  Standby  Equity  Distribution
Agreement,  with the Escrow Agent,  in order to effectuate a disbursement to the
Company of the Advance by the Escrow Agent and a disbursement to the Investor of the shares of the Company's Common Stock by Escrow Agent at a closing to be held as set forth in the Standby Equity Distribution Agreement (the "CLOSING").

         WHEREAS,  Escrow  Agent has agreed to accept,  hold,  and  disburse the funds  and  the  shares  of the  Company's  Common  Stock  deposited  with it in accordance with the terms of this Agreement.

         WHEREAS, in order to establish the escrow of funds and shares to effect the provisions of the Standby Equity Distribution Agreement,  the parties hereto have entered into this Agreement.

         NOW THEREFORE,  in consideration of the foregoing,  it is hereby agreed as follows:

          1. DEFINITIONS.  The following terms shall have the following meanings when used herein:

             a.   "ESCROW FUNDS" shall mean the Advance funds deposited with the
Escrow Agent pursuant to this Agreement.

             b.   "JOINT  WRITTEN  DIRECTION"  shall  mean a  written  direction executed by the Investor and the Company  directing Escrow Agent to disburse all or a portion of the Escrow  Funds or to take or refrain  from  taking any action pursuant to this Agreement.

             c.   "COMMON  STOCK JOINT WRITTEN  DIRECTION"  shall mean a written direction executed by the Investor and the Company directing  Investor's Counsel to disburse all or a portion of the shares of the  Company's  Common Stock or to refrain from taking any action pursuant to this Agreement.

          2. APPOINTMENT OF AND ACCEPTANCE BY ESCROW AGENT.

             a. The  Investor  and the Company  hereby  appoint  Escrow Agent to serve as Escrow Agent  hereunder.  Escrow Agent hereby accepts such  appointment and,  upon  receipt by wire  transfer  of the Escrow  Funds in  accordance  with
Section  3 below,  agrees to hold,  invest  and  disburse  the  Escrow  Funds in accordance with this Agreement.

             b. The Investor and the Company  hereby appoint the Escrow Agent to serve as the holder of the shares of the  Company's  Common Stock which shall be purchased by the Investor. The Escrow Agent hereby accepts such appointment and, upon receipt via D.W.A.C or the  certificates  representing of the shares of the
Company's  Common Stock in accordance  with Section 3 below,  agrees to hold and disburse  the  shares of the  Company's  Common  Stock in  accordance  with this
Agreement.

             c. The Company hereby acknowledges that the Escrow Agent is general counsel to the  Investor,  a partner in the general  partner of the Investor and counsel to the Investor in connection  with the  transactions  contemplated  and referenced  herein  and will be acting  as the  escrow  agent for  shares of the
Company's Common Stock as outlined herein.  The Company agrees that in the event of any dispute arising in connection with this Escrow  Agreement or otherwise in connection with any transaction or agreement contemplated and referenced herein, the Escrow Agent shall be  permitted  to continue to represent  the Investor and the Company will not seek to disqualify such counsel.

         3.  CREATION OF ESCROW ACCOUNT/COMMON STOCK ACCOUNT.

             a. On or prior to the date of this Agreement the Escrow Agent shall establish  an escrow  account  for the deposit of the Escrow  Funds  entitled as follows:  Enclaves Group,  Inc./Cornell Capital Partners,  LP. The Investor will wire funds to the account of the Escrow Agent as follows:

BANK:                            Wachovia Bank, N.A.
ROUTING #:                       031201467
ACCOUNT #:                       2030000803055
NAME ON ACCOUNT:                 David Gonzalez Attorney Trust Account
NAME ON SUB-ACCOUNT:             Enclaves Group, Inc./
                                 Cornell Capital Partners, LP Escrow account

             b. On or prior to the date of this Agreement the Escrow Agent shall establish an account for the D.W.A.C. of the shares of Common Stock. The Company will D.W.A.C.  shares of the Company's Common Stock to the account of the Escrow
Agent as follows:

BROKERAGE FIRM:                  Sloan Securities Corp.
CLEARING HOUSE:                  Fiserv
ACCOUNT #:                       56887298
DTC #:                           0632
NAME ON ACCOUNT:                 David Gonzalez Escrow Account

          4. DEPOSITS INTO THE ESCROW ACCOUNT. The Investor agrees that it shall promptly  deliver all monies for the  payment of the Common  Stock to the Escrow
Agent for deposit in the Escrow Account.

          5. DISBURSEMENTS FROM THE ESCROW ACCOUNT.

             a.   At such  time as  Escrow  Agent has  collected  and  deposited instruments  of payment in the total amount of the Advance and has received such
Common Stock via D.W.A.C from the Company  which is to be issued to the Investor pursuant to the Standby Equity  Distribution  Agreement,  the Escrow Agent shall notify the Company and the Investor. The Escrow Agent will continue to hold such funds  until the  Investor  and  Company  execute  and  deliver a Joint  Written
Direction  directing  the Escrow Agent to disburse the Escrow Funds  pursuant to
Joint  Written  Direction  at which time the Escrow  Agent shall wire the Escrow
Funds to the Company.  In disbursing  such funds,  Escrow Agent is authorized to rely upon such Joint Written Direction from Company and may accept any signatory from  the  Company  listed  on the  signature  page  to this  Agreement  and any signature from the Investor that Escrow Agent already has on file.  Simultaneous with delivery of the executed  Joint  Written  Direction to the Escrow Agent the
Investor  and Company  shall  execute and deliver a Common  Stock Joint  Written
Direction to the Escrow Agent  directing the Escrow Agent to release via D.W.A.C to the Investor the shares of the  Company's  Common  Stock.  In releasing  such shares of Common Stock the Escrow Agent is  authorized  to rely upon such Common
Stock Joint Written Direction from Company and may accept any signatory from the
Company  listed on the signature  page to this  Agreement and any signature from the Escrow Agent has on file.

         In the  event the  Escrow  Agent  does not  receive  the  amount of the
Advance  from the  Investor or the shares of Common Stock to be purchased by the
Investor  from the  Company,  the Escrow  Agent shall notify the Company and the
Investor.

         In the event that the Escrow Agent has not received the Common Stock to be purchased by the Investor from the Company, in no event will the Escrow Funds be  released  to the  Company  until  such  shares  are  received  by the Escrow
Agreement.  For purposes of this Agreement, the term "COMMON STOCK CERTIFICATES"
shall mean Common Stock  certificates to be purchased pursuant to the respective
Advance Notice pursuant to the Standby Equity Distribution Agreement.

         6.  DEPOSIT OF FUNDS.  The Escrow  Agent is hereby  authorized  to deposit the wire transfer proceeds in the Escrow Account.

        7.   SUSPENSION OF PERFORMANCE: DISBURSEMENT INTO COURT.

             a.   ESCROW  AGENT.  If at any time,  there shall exist any dispute between the Company and the Investor with respect to holding or  disposition  of any portion of the Escrow Funds or the Common Stock or any other  obligations of
Escrow Agent  hereunder,  or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole  satisfaction,  the proper  disposition of any portion of the  Escrow  Funds  or  Escrow  Agent's  proper  actions  with  respect  to  its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing  by Escrow  Agent of a notice of  resignation  pursuant  to Section 9 hereof,  appointed a successor Escrow Agent to act hereunder,  then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                  i.   Suspend  the   performance  of  any  of  its  obligations
(including  without  limitation any disbursement  obligations) under this Escrow
Agreement  until  such  dispute or  uncertainty  shall be  resolved  to the sole satisfaction  of  Escrow  Agent  or  until a  successor  Escrow  Agent  shall be appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

                  ii.  Petition (by means of an interpleader action or any other appropriate method) any court of competent  jurisdiction in any venue convenient to Escrow Agent, for  instructions  with respect to such dispute or uncertainty, and to the  extent  required  by law,  pay into  such  court,  for  holding  and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds,  after deduction and payment to Escrow Agent of all fees and expenses  (including  court costs and attorneys'  fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the  exercise of its rights  hereunder  and (b) all Common  Stock held by it.

                  iii. Escrow Agent shall have no liability to the Company,  the
Investor,  or any person with respect to any such  suspension of  performance or disbursement  into  court,  specifically  including  any  liability  or  claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the  disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

         8.  INVESTMENT  OF ESCROW  FUNDS.  The Escrow  Agent shall  deposit the
Escrow Funds in a non-interest bearing money market account.

         If Escrow Agent has not received a Joint Written  Direction at any time that an  investment  decision  must be made,  Escrow Agent may retain the Escrow

Fund, or such portion thereof,  as to which no Joint Written  Direction has been received, in a non-interest bearing money market account.

         9.  RESIGNATION  AND REMOVAL OF ESCROW  AGENT.  Escrow Agent may resign from the  performance of its duties  hereunder at any time by giving thirty (30)
days' prior  written  notice to the  parties or may be removed,  with or without cause, by the parties,  acting jointly,  by furnishing a Joint Written Direction to Escrow  Agent,  at any time by the  giving of ten (10)  days'  prior  written notice  to  Escrow  Agent as  provided  herein  below.  Upon any such  notice of resignation  or removal,  the  representatives  of the  Investor and the Company identified  in Sections  13a.(iv) and 13b.(iv),  below,  jointly shall appoint a successor  Escrow  Agent  hereunder,  which shall be a  commercial  bank,  trust company or other financial  institution  with a combined  capital and surplus in excess of  $10,000,000.00.  Upon the acceptance in writing of any appointment of
Escrow Agent hereunder by a successor Escrow Agent,  such successor Escrow Agent shall  thereupon  succeed  to and become  vested  with all the  rights,  powers, privileges  and  duties  of the  resigning  or  removed  Escrow  Agent,  and the resigning  or  removed  Escrow  Agent  shall be  discharged  from its duties and obligations  under this Escrow  Agreement,  but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such  succession.
After any  resigning  or removed  Escrow  Agent's  resignation  or removal,  the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow  Agent  under this Escrow
Agreement.  The  resigning or removed  Escrow  Agent shall  transmit all records pertaining  to the Escrow Funds and shall pay all funds held by it in the Escrow
Funds to the successor Escrow Agent,  after making copies of such records as the resigning  or removed  Escrow  Agent deems  advisable  and after  deduction  and payment  to the  resigning  or  removed  Escrow  Agent of all fees and  expenses
(including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the resigning or removed  Escrow Agent in connection  with the performance of its duties and the exercise of its rights hereunder.

         10. LIABILITY OF ESCROW AGENT.

             a.   Escrow  Agent  shall  have no  liability  or  obligation  with respect to the Escrow  Funds except for Escrow  Agent's  willful  misconduct  or
gross  negligence.   Escrow  Agent's  sole  responsibility   shall  be  for  the
safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this  Agreement.  Escrow  Agent  shall  have no  implied  duties or obligations  and shall not be charged  with  knowledge  or notice or any fact or circumstance not  specifically set forth herein.  Escrow Agent may rely upon any instrument,  not only as to its due execution,  validity and effectiveness,  but also as to the truth and accuracy of any information  contained  therein,  which
Escrow Agent shall in good faith  believe to be genuine,  to have been signed or presented  by the person or parties  purporting  to sign the same and conform to the provisions of this  Agreement.  In no event shall Escrow Agent be liable for incidental,  indirect,  special,  and consequential or punitive damages.  Escrow
Agent shall not be obligated to take any legal action or commence any proceeding in  connection  with the Escrow  Funds,  any account in which  Escrow  Funds are deposited,  this Agreement or the Standby Equity Distribution  Agreement,  or to
appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to construction of any of the provisions  hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall  incur no  liability  and shall be fully  indemnified  from any  liability whatsoever  in acting in  accordance  with the opinion or  instructions  of such counsel.  The Company and the Investor jointly and severally shall promptly pay, upon  demand,  the  reasonable  fees and expenses of any such counsel and Escrow
Agent is hereby  authorized  to pay such fees and  expenses  from  funds held in escrow.

             b.   The Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the
Escrow  Funds,  without  determination  by the  Escrow  Agent  of  such  court's jurisdiction  in the matter.  If any portion of the Escrow  Funds is at any time attached,  garnished  or  levied  upon  under any  court  order,  or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order,  or in any case any order  judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel  selected by it,  binding upon it,  without the need for appeal or other action;  and if the Escrow Agent  complies with any such  order,  writ,  judgment  or  decree,  it shall not be liable to any of the parties  hereto  or to any other  person or entity by reason of such  compliance even though such order,  writ judgment or decree may be  subsequently  reversed, modified, annulled, set aside or vacated.

         11.  INDEMNIFICATION  OF ESCROW AGENT.  From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent  permitted by law and to the extent provided  herein,  indemnify and hold harmless Escrow Agent and each director, officer, employee,  attorney, agent and affiliate of Escrow Agent (collectively,  the "INDEMNIFIED PARTIES") against any and all actions,  claims (whether or not valid), losses,  damages,  liabilities, costs  and  expenses  of  any  kind  or  nature  whatsoever  (including  without limitation  reasonable  attorney's  fees,  costs and  expenses)  incurred  by or asserted against any of the Indemnified  Parties from and after the date hereof, whether direct, indirect or consequential,  as a result of or arising from or in any way relating to any claim,  demand,  suit, action, or proceeding  (including any inquiry or  investigation) by any person,  including without  limitation the parties to this Agreement,  whether  threatened or initiated,  asserting a claim for any legal or  equitable  remedy  against  any  person  under any  statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or  equitable  cause or  otherwise,  arising  from or in connection with the negotiation,  preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such  Indemnified  Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no  Indemnified  Party  shall  have the right to be  indemnified  hereunder  for liability finally determined by a court of competent jurisdiction, subject to no further  appeal,  to have resulted  solely from the gross  negligence or willful misconduct  of such  Indemnified  Party.  If any such  action or claim  shall be brought or asserted against any Indemnified  Party, such Indemnified Party shall promptly  notify the  Company and the  Investor  hereunder  in writing,  and the
Investor(s)  and the Company  shall assume the defense  thereof,  including  the employment of counsel and the payment of all expenses.  Such  Indemnified  Party shall, in its sole  discretion,  have the right to employ separate  counsel (who may be selected by such  Indemnified  Party in its sole  discretion) in any such action and to participate in the defense  thereof,  and the fees and expenses of such counsel shall be paid by such Indemnified  Party,  except that the Investor and/or the  Company  shall be  required  to pay such fees and expense if (a) the
Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail,  in the sole  discretion  of such  Indemnified  Party,  to employ counsel  reasonably  satisfactory to the Indemnified Party in any such action or proceeding,  (c) the  Investor  and the  Company are the  plaintiff  in any such action or proceeding or (d) the named or potential parties to any such action or
proceeding   (including  any  potentially   impleaded   parties)   include  both
Indemnified  Party the Company and/or the Investor and  Indemnified  Party shall have been  advised  by  counsel  that  there may be one or more  legal  defenses available to it which are different from or additional to those available to the
Company or the  Investor.  The  Investor  and the  Company  shall be jointly and severally  liable to pay fees and expenses of counsel  pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing.  All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing  sentence shall be paid from time to time as incurred,  both in advance of and after the final  disposition of such action or claim.  The  obligations  of the parties under this section shall survive any termination of this  Agreement,  and  resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

         12. WARRANTIES.

             a.  The Investor makes the following representations and warranties to the Escrow Agent and the Company:

                 i.   The Investor  has full power and  authority to execute and deliver this Agreement and to perform its obligations hereunder.

                 ii.  This  Agreement  has been duly  approved by all  necessary action of the Investor,  including any necessary approval of the limited partner of the Investor, has been executed by duly authorized officers of the Investor's general partner, enforceable in accordance with its terms.

                 iii. The execution,  delivery,  and performance of the Investor of this Agreement will not violate,  conflict with, or cause a default under the agreement  of  limited  partnership  of  the  Investor,  any  applicable  law or regulation,  any  court  order or  administrative  ruling or degree to which the
Investor  is a  party  or any of its  property  is  subject,  or any  agreement, contract, indenture, or other binding arrangement.

                 iv.  Mark A.  Angelo  has  been  duly  appointed  to act as the representative  of  Investor  hereunder  and has full  power  and  authority  to execute,  deliver, and perform this Agreement,  to execute and deliver any Joint
Written Direction,  to amend,  modify, or waive any provision of this Agreement, and to take any and all other  actions as the  Investor's  representative  under this Agreement, all without further consent or direction form, or notice to, the
Investor or any other party.

                 v.   No party  other than the  parties  hereto  have,  or shall have,  any lien,  claim or  security  interest  in the Escrow  Funds or any part thereof.  No financing statement under the Uniform Commercial Code is on file in any  jurisdiction  claiming  a  security  interest  in  or  describing  (whether specifically or generally) the Escrow Funds or any part thereof.

                 vi.  All of the  representations and warranties of the Investor contained  herein are true and  complete  as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

            b.   The Company makes the following  representations and warranties to Escrow Agent and, the Investor:

                 i.   The  Company  is a  corporation  duly  organized,  validly existing,  and in good standing under the laws of the State of Delaware, and has full power and  authority to execute and deliver this  Agreement  and to perform its obligations hereunder.

                 ii.  This  Agreement  has been duly  approved by all  necessary corporate action of the Company,  including any necessary  shareholder approval, has been executed by duly  authorized  officers of the Company,  enforceable  in accordance with its terms.

                 iii. The execution, delivery, and performance by the Company of this Escrow  Agreement is in  accordance  with the Standby  Equity  Distribution
Agreement  and will not violate,  conflict  with,  or cause a default  under the certificate  of  incorporation  or bylaws of the Company,  any applicable law or regulation,  any  court  order or  administrative  ruling or decree to which the
Company  is a  party  or any of  its  property  is  subject,  or any  agreement, contract, indenture, or other binding arrangement.

                 iv.  Daniel  G.  Hayes has been  duly  appointed  to act as the representative  of the Company  hereunder  and has full power and  authority  to execute,  deliver, and perform this Agreement,  to execute and deliver any Joint
Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's  Representative under this Agreement, all without  further consent or direction from, or notice to, the Company or any other party.

                 v.   No party other than the  parties  hereto  shall have,  any lien,  claim or security  interest in the Escrow Funds or any part  thereof.  No financing  statement  under  the  Uniform  Commercial  Code  is on  file  in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                 vi.  All of the  representations  and warranties of the Company contained  herein are true and  complete  as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

         13.  CONSENT TO  JURISDICTION  AND  VENUE.  In the event that any party hereto commences a lawsuit or other proceeding  relating to or arising from this
Agreement,  the parties  hereto agree that the United States  District Court for the District of New Jersey shall have the sole and exclusive  jurisdiction  over
any  such   proceeding.   If  all  such  courts  lack  federal   subject  matter
jurisdiction,  the parties agree that the Superior Court Division of New Jersey,
Chancery  Division of Hudson County shall have sole and exclusive  jurisdiction.
Any of these  courts  shall be proper  venue for any such  lawsuit  or  judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the  jurisdiction  of any of the courts specified  herein  and agree to accept the  service of process to vest  personal jurisdiction over them in any of these courts.

         14. NOTICE. All notices and other communications  hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mail, by certified  mail with return receipt requested and postage prepaid,  when delivered  personally,  one (1) day delivery to any overnight courier, or when transmitted by facsimile transmission and addressed to the party to be notified as follows:

If to Investor, to:          Cornell Capital Partners, LP
                             101 Hudson Street - Suite 3700
                             Jersey City, New Jersey 07302
                             Attention:        Mark Angelo
                             Facsimile:        (201) 985-8266

If to Escrow Agent, to:      David Gonzalez, Esq.
                             101 Hudson Street - Suite 3700
                             Jersey City, New Jersey 07302
                             Facsimile:        (201) 985-8266

If to Company, to:           Enclaves Group, Inc.
                             One Odell Plaza
                             Yonkers, New York 10701
                             Attention:        Daniel G. Hayes
                             Telephone:        (914) 964-3000
                             Facsimile:        (914) 964-7034

With a copy to:              Olshan Grundman Frome Rosenzweig & Wolosky LLP
                             Park Avenue Tower
                             65 East 55th Street
                             New York, NY 10022
                             Attention:        Robert H. Friedman, Esq.
                             Telephone:        (212) 451-2220
                             Facsimile:        (212) 451-2222

         Or to such other address as each party may designate for itself by like notice.

         15.  AMENDMENTS  OR WAIVER.  This  Agreement  may be  changed,  waived, discharged or terminated  only by a writing  signed by the parties of the Escrow
Agent.  No delay or omission by any party in  exercising  any right with respect hereto  shall  operate  as  waiver.  A waiver on any one  occasion  shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

         16.  SEVERABILITY.  To the extent any  provision  of this  Agreement is prohibited  by  or  invalid  under  applicable  law,  such  provision  shall  be
ineffective  to  the  extent  of  such  prohibition,   or  invalidity,   without
invalidating the remainder of such provision or the remaining provisions of this
Agreement.

         17. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance  with the  internal  laws of the State of New Jersey  without  giving effect to the conflict of laws principles thereof.

         18. ENTIRE AGREEMENT.  This Agreement  constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the
Escrow Funds and sets forth in their entirety the  obligations and duties of the
Escrow Agent with respect to the Escrow Funds.

         19. BINDING EFFECT. All of the terms of this Agreement, as amended from time to time,  shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor, the Company, or the Escrow Agent.

         20.  EXECUTION OF  COUNTERPARTS.  This  Agreement and any Joint Written
Direction  may be  executed  in  counterparts,  which  when  so  executed  shall constitute one and same agreement or direction.

         21.  TERMINATION.  Upon the  first to occur of the  termination  of the
Standby Equity Distribution  Agreement dated the date hereof or the disbursement of all  amounts in the  Escrow  Funds and Common  Stock into court  pursuant  to
Section 7 hereof,  this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the
Escrow Funds or Common Stock.

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                                       10

         IN WITNESS  WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

                                 ENCLAVES GROUP, INC.

                                 By:    /s/ Daniel G. Hayes
                                        ------------------------
                                 Name:  Daniel G. Hayes
                                 Title: CEO

                                 CORNELL CAPITAL PARTNERS, LP

                                 BY:      YORKVILLE ADVISORS, LLC
                                 ITS:     GENERAL PARTNER

                                 By:    /s/ Mark A. Angelo
                                        ------------------------
                                 Name:  Mark A. Angelo
                                 Title: Portfolio Manager

                                 By:    /s/ David Gonzalez, Esq.
                                        ------------------------
                                 Name:  David Gonzalez, Esq.